STARBOARD INVESTMENT TRUST

Cavalier Tactical Rotation Fund
 (formerly, the Rx Tactical Rotation Fund)

Supplement to the Prospectus and
 Statement of Additional Information

August 5, 2015
This supplement to the Prospectus and Statement of Additional Information, each dated February 27, 2015 as supplemented on August 4, 2015, for the Cavalier Tactical Rotation Fund (formerly, the Rx Tactical Rotation Fund) (the "Fund") a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Funds toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectuses and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to confirm that the name of the Fund is the Cavalier Tactical Rotation Fund.  Due to a typographical error, the Fund was referenced as the Cavalier Tactical Allocation Fund in the supplement to the Fund's Prospectus and Statement of Additional Information dated August 4, 2015.

Investors Should Retain This Supplement for Future Reference